Exhibit 10.18

[YORK COUNTY TITLE CO.]

402-362-4405	Title Insurance	–	Abstracts of Title	608 N. Grant Avenue
402-362-4421	Real Estate Closings	–	Escrow Services	P.O. Box 572
York, NE 68467

Date –		January 10, 2006

Buyer –	Advanced BioEnergy, LLC
137 N. 8th St., P.O. Box 424
Geneva, NE 68361

Seller –	(A)	Doris Gwen Ogden
c/o Thomas P. Boyer
P.O. Box 488, Fairmont, NE 68354

Seller –	(B)	WBD, Inc.
816 N. Street
Geneva, NE 68361

Description –		(A)	SE1/4 of Section 36, Township 8 North, Range 3 West of the 6th P.M., in Fillmore County, Nebraska, except highway and Railroad r-o-w.

		(B)	W1/2 NE1/4 & NE1/4 of Section 36, Township 8 North, Range 3 West of 6th P.M., in Fillmore County, Nebraska, except highway.

Our File No: 7672-CT2893

Funds were disbursed as follows:

(A)                              Buyer, Advanced BioEnergy, LLC agreed to pay to Seller, Doris Gwen Ogden the Purchase price of $740,000.00.  Seller paid Option Money of $10,000.00 and Down Payment of $64,000.00 for a total of $74,000.00 directly to Seller, Doris Gwen Ogden.  Balance of $666,000.00 + interest to be paid at the end of contract on or before April 15, 2006.

Seller to pay 2005 real estate taxes on or before April 15, 2006, including the Documentary stamps in the amount of $1,665.00 will be paid by Selelr by personal check payable to the Fillmore County Clerk, and their portion of the title insurance in the amount of $790.70 by personal check payable to York County Title Co.

(B)                                Buyer, Advanced BioEnergy, LLC agreed to pay to Seller, WDB, Inc. the Purchase price of $672,000.00.  Seller paid Option Money of $10,000.00, directly to Seller, WDB, Inc., and Down payment of $57,000.00 directly to

Exchanger, York County Title Co., for the purpose of a 1031 exchange, for a total of $87,200.00.  Balance of $604,800.00 + interest to be paid at the end of contract on or before April 15, 2006, to the Exchange, York County Title Co.

Seller to pay 2005 real estate taxes on or before April 15, 2006, including the Documentary stamps in the amount of $1,512.00 will be paid by Seller by personal check payable to the Fillmore County Clerk, and their portion of the title insurance in the amount of $673.55 by personal check payable to York County Title Co.

Total amount of Title Insurance - $2,928.50 – ½ = $1,464.25 by buyer, and the other ½ by Sellers according to their percentages.

Title Insurance of $1,464.25 (One-half), Escrow fee, fax and courier fees of $150.00, and filing fees of $5.50 for Notice of Agreement, for a total of $1,619.75, will be paid outside of closing by Buyer.

Filing Fees for the deeds held in escrow will be paid by buyer upon completion of the contract, including other fees, if any.

Deeds held in escrow with York County Title Co. will be released upon evidence of payment made to both Sellers.

YORK COUNTY TITLE CO.

/s/ Linda Duerksen
Linda Duerksen
Escrow Agent

STATE OF NEBRASKA, County of Fillmore
Filed For Record on January 27 2006
At 10:25 O’Clock A M and Recorded In
Cottonwood Title	Book 49 Of Misc On Page 95
Geneva NE 68361	Amy Nelson County Clerk
PD: $5.50	/s/ Illegible - Deputy

NOTICE OF REAL ESTATE AGREEMENTS

Notice is hereby given that an Agreement for Sale dated October 6, 2005 has been executed, wherein WDB, Inc., a Nebraska Corporation, is the Seller, and Advanced BioEnergy, LLC, a Delaware Limited Liability Company, is the Buyer.  Said agreement covers real estate described as follows:

West Half of the Northwest Quarter (W1/2 NE1/4); and the Northeast Quarter of the Northeast Quarter (NE1/4 NE1/4) of Section Thirty-six (36), Township Eight (8) North, Range Three (3) West of the 6th P.M., IN Fillmore County, Nebraska, EXCEPT that part along the East side thereof, conveyed to The State of Nebraska for highway purposes, by Warranty Deed filed September 24, 1998, recorded in Book 81 at page 331 of deed records.

AND Notice is hereby given that an Agreement for Sale dated October 18, 2005, has been executed, wherein Doris Gwen Ogden, Is the Seller, and Advanced BioEnergy, LLC, a Delaware Limited Liability Company, Is the Buyer.  Said agreement covers real estate described as follows:

Southeast Quarter (SE1/4) of Section Thirty-six (36), Township Eight (8), North, Range Three (3) West of the 6th P.M., In Fillmore County, Nebraska, EXCEPT that part along the East side thereof conveyed to the State of Nebraska for highway purposes and EXCEPT that part along the West side thereof conveyed to the Nebraska and Colorado Railroad Company for railroad purposes.

The 2006 and all subsequent real estate taxes statement should be sent to:

Advanced BioEnergy, LLC
137 N. 8th Street, P.O. Box 424
Geneva, NE 68361

Dated this 20 day of January, 2006.
[NOTARY SEAL – Illegible] ]	Advanced BioEnergy, LLC, Buyer
[ Illegible – Minnesota ]
[ MY COMMISSION ]	/s/ Revis L. Stephenson, III
[ EXPIRES JAN. 31, 2007 ]	By It’s Manager

STATE OF MINNESOTA )
)ss,
County of Ramsey )

The foregoing instrument was acknowledged before me on this 20 day of January, 2006, by Revis Stephenson, Manager of Advanced BioEnergy, LLC.

/s/ Illegible White